SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: April 23, 1998
                         Date of Report: May 1, 1998

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                               1-13102                  36-3935116
(State or other                    (Reporting File           (I.R.S. Employer
jurisdiction of organization)          Number)              Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                                      60606
(Address of principal executive offices)                            (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)

          Item 7.  Financial Statements and Exhibits

          (c) Exhibits

         Exhibit
         Number            Exhibit
         ------            -------

           1.1 Purchase Agreement, dated April 23, 1998, relating to 1,112,644 shares of Common Stock, par value $.01 per share (the "Common Stock"), between First Industrial Realty Trust, Inc. (the "Company"), First Industrial, L.P. (the "Operating Partnership") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchaser").

           4.1 Registration Rights Agreement, dated April 29, 1998, relating to the Common Stock, between the Company, the Operating Partnership and the Purchaser.

                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.

                                    By:   /s/Michael J. Havala
                                           -------------------------------
                                           Name:   Michael J. Havala
                                           Title:  Chief Financial Officer
                                                   and Secretary


Date:    May 1, 1998

                                  Exhibit Index
                                  -------------


Exhibit
-------
Number            Exhibit
------            -------

   1.1            Purchase   Agreement,   dated  April  23,  1998,  relating  to
                  1,112,644 shares of Common Stock, between the Company, the Operating Partnership and the Purchaser.

   4.1 Registration Rights Agreement, dated April 29, 1998, relating to the Common Stock, between the Company, the Operating Partnership and the Purchaser.